Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Unaudited Financial Information

(Amounts in thousands, except per share data)

	2009					2008					2007	2006	2005
	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD	Dec. 31 /YTD
Period-End Balance Sheet
Total assets	$7,710,672	$7,710,672	$7,678,434	$7,767,312	$8,252,576	$8,528,341	$8,528,341	$8,246,655	$8,311,025	$8,315,368	$8,091,518	$8,441,526	$7,210,151
Securities HTM - amortized cost	84,182	84,182	83,860	86,245	81,566	84,306	84,306	85,982	94,580	95,651	97,671	91,380	56,772
Securities AFS - fair market value	1,266,760	1,266,760	1,349,669	1,450,082	1,901,919	2,216,186	2,216,186	2,024,881	2,106,461	2,100,602	2,080,046	2,387,788	2,233,120
FHLB and FRB stock	56,428	56,428	54,768	54,768	54,768	54,767	54,767	54,767	54,767	54,767	54,767	54,886	53,510
Loans:
Commercial and industrial	1,438,063	1,438,063	1,484,601	1,457,413	1,508,175	1,490,101	1,490,101	1,485,541	1,448,723	1,396,665	1,347,481	1,413,263	1,161,660
Agricultural	209,945	209,945	200,955	210,675	219,178	216,814	216,814	234,755	281,002	257,505	235,498	158,305	131,689
Real estate - office, retail, and industrial	1,212,965	1,212,965	1,151,276	1,117,748	1,086,987	1,025,241	1,025,241	999,319	951,776	908,098	824,078	895,666	744,814
Real estate - residential construction	313,919	313,919	400,502	458,913	466,195	509,059	509,059	509,974	510,818	515,052	505,194	451,186	319,842
Real estate - commercial construction	134,680	134,680	196,198	204,042	232,675	258,253	258,253	229,492	246,668	255,463	244,904	209,064	93,443
Real estate - commercial land	96,838	96,838	105,264	121,383	107,540	98,322	98,322	92,658	141,272	139,987	143,289	144,146	209,859
Real estate - multifamily	333,961	333,961	342,807	305,976	311,865	286,963	286,963	237,506	218,805	209,087	217,266	278,009	311,340
Real estate - other commercial	798,983	798,983	753,429	759,132	725,311	729,329	729,329	683,446	627,036	591,973	661,480	592,065	462,997
Real estate - 1-4 family	139,983	139,983	138,862	171,186	185,486	198,197	198,197	205,851	213,295	224,895	220,741	215,464	143,286
Consumer	523,909	523,909	532,174	534,303	543,716	547,784	547,784	545,040	542,960	547,040	563,741	651,776	727,261

Total loans	5,203,246	5,203,246	5,306,068	5,340,771	5,387,128	5,360,063	5,360,063	5,223,582	5,182,355	5,045,765	4,963,672	5,008,944	4,306,191
Other Assets:
Covered assets	223,245	223,245	—	—	—	—	—	—	—	—	—	—	—
Bank owned life insurance	197,962	197,962	197,681	197,564	199,070	198,533	198,533	207,390	206,132	203,987	203,535	196,598	156,441
Goodwill and other intangibles	281,479	281,479	281,614	282,592	283,570	284,548	284,548	285,643	286,737	287,141	288,235	292,658	95,997
Deposits:
Demand deposits	1,133,756	1,133,756	1,069,870	1,058,553	1,046,660	1,040,763	1,040,763	1,056,905	1,077,659	1,060,545	1,064,684	1,124,081	976,557
Interest bearing deposits	4,751,523	4,751,523	4,679,283	4,708,103	4,461,722	4,544,991	4,544,991	4,601,379	4,707,504	4,661,017	4,714,177	5,043,135	4,171,275

Total deposits	5,885,279	5,885,279	5,749,153	5,766,656	5,508,382	5,585,754	5,585,754	5,658,284	5,785,163	5,721,562	5,778,861	6,167,216	5,147,832
Fed funds purchased and repurchase agreements	238,390	238,390	265,917	566,794	685,016	737,598	737,598	928,966	676,571	569,662	665,164	612,608	746,057
Other borrowed funds	452,786	452,786	450,382	225,382	850,736	960,736	960,736	625,737	813,337	844,064	599,064	569,660	548,475
Subordinated debt	137,735	137,735	157,717	232,342	232,375	232,409	232,409	232,442	232,476	232,509	230,082	228,674	130,092
Stockholders’ equity	941,521	941,521	983,579	892,053	903,612	908,279	908,279	718,909	724,034	737,927	723,975	751,014	544,068
Stockholders’ equity, excluding OCI	960,187	960,187	999,796	941,535	941,082	926,321	926,321	770,716	759,983	747,260	735,702	766,302	552,352
Stockholders’ equity, common	748,521	748,521	790,579	699,053	710,612	715,949	715,949	718,909	724,034	737,927	723,975	751,014	544,068
Stockholders’ equity, common excluding OCI	767,187	767,187	806,796	748,535	748,082	733,991	733,991	770,716	759,983	747,260	735,702	766,302	552,352
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	192,330	192,330	—	—	—	—	—	—
Average Balance Sheet
Total assets	$8,064,109	$7,764,163	$7,877,055	$8,195,690	$8,428,879	$8,225,440	$8,365,535	$8,275,818	$8,187,594	$8,070,724	$8,091,333	$8,255,764	$7,042,670
Securities - HTM taxable	8,520	11,625	7,396	7,454	7,571	7,670	7,575	7,647	7,701	7,756	9,450	9,848	10,644
Securities - HTM tax-exempt	77,464	77,834	77,470	79,129	75,398	84,718	78,089	82,213	90,682	87,991	88,099	91,046	52,611
Securities - AFS taxable	890,848	652,354	711,552	990,358	1,217,308	1,171,264	1,195,909	1,192,899	1,162,348	1,133,390	1,268,389	1,456,220	1,535,395
Securities - AFS tax-exempt	770,380	660,076	721,872	810,485	892,169	936,933	917,418	931,565	943,278	955,745	906,905	998,727	643,422
FHLB and FRB stock	55,081	56,013	54,768	54,768	54,768	54,767	54,767	54,767	54,767	54,767	54,774	59,056	52,578
Total loans	5,348,979	5,304,690	5,346,769	5,366,393	5,378,905	5,149,879	5,275,981	5,205,188	5,097,586	5,018,767	4,943,479	4,869,360	4,214,750
Covered loans	28,049	111,281	—	—	—	—	—	—	—	—	—	—	—
Other earning assets	102,801	52,324	210,667	129,716	16,921	35,310	58,231	24,868	37,327	20,676	30,507	10,892	7,917

Total earning assets	7,282,122	6,926,197	7,130,494	7,438,303	7,643,040	7,440,541	7,587,970	7,499,147	7,393,689	7,279,092	7,301,603	7,495,149	6,517,317
Deposits:
Demand deposits	1,061,208	1,115,096	1,056,188	1,044,033	1,028,617	1,043,972	1,043,596	1,053,530	1,053,339	1,025,320	1,055,251	1,052,413	931,711
Savings deposits	751,386	744,876	749,995	762,375	748,350	792,524	748,065	784,646	823,196	814,764	754,009	653,321	615,324
NOW accounts	984,529	953,772	1,062,708	1,026,432	893,687	935,429	923,643	983,364	953,808	880,505	900,956	924,539	893,706
Money market deposits	937,766	1,079,943	995,132	903,728	768,202	787,218	737,658	770,967	818,815	822,154	859,864	867,775	672,411

Core transactional deposits	3,734,889	3,893,687	3,864,023	3,736,568	3,438,856	3,559,143	3,452,962	3,592,507	3,649,158	3,542,743	3,570,080	3,498,048	3,113,152
Time deposits > $100,000	703,487	677,171	697,421	741,356	698,301	802,500	738,486	839,495	830,166	802,149	827,907	746,036	604,270
Time deposits < $100,000	1,297,720	1,331,556	1,241,024	1,247,992	1,371,370	1,369,879	1,444,120	1,330,535	1,331,445	1,373,034	1,491,995	1,683,866	1,361,440

Total time deposits	2,001,207	2,008,727	1,938,445	1,989,348	2,069,671	2,172,379	2,182,606	2,170,030	2,161,611	2,175,183	2,319,902	2,429,902	1,965,710

Total deposits	5,736,096	5,902,414	5,802,468	5,725,916	5,508,527	5,731,522	5,635,568	5,762,537	5,810,769	5,717,926	5,889,982	5,927,950	5,078,862
FFP, repos, other borrowed funds	1,118,792	661,976	870,397	1,261,949	1,694,928	1,438,908	1,638,037	1,476,403	1,331,195	1,307,398	1,131,700	1,339,826	1,235,205
Subordinated debt	208,621	143,816	226,693	232,358	232,391	231,961	232,425	232,458	232,492	230,458	227,756	206,449	130,377

Total funding sources	7,063,509	6,708,206	6,899,558	7,220,223	7,435,846	7,402,391	7,506,030	7,471,398	7,374,456	7,255,782	7,249,438	7,474,225	6,444,444
Stockholders’ equity	927,673	983,595	905,347	907,421	913,809	764,731	845,755	735,022	745,128	732,458	750,111	695,020	538,515
Stockholders’ equity, common	734,673	790,595	712,347	714,421	720,809	750,497	789,128	735,022	745,128	732,458	750,111	695,020	538,515
Stockholders’ equity, preferred	193,000	193,000	193,000	193,000	193,000	14,234	56,627	—	—	—	—	—	—

First Midwest Bancorp, Inc.

Selected Unaudited Financial Information

(Amounts in thousands, except per share data)

	2009					2008					2007	2006	2005
	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 / YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD	Dec. 31 /YTD
Income Statement
Interest income	$341,751	$82,370	$82,762	$85,139	$91,480	$409,207	$97,933	$101,486	$101,313	$108,475	$476,961	$476,409	$366,700
Interest expense	90,219	16,429	21,781	24,748	27,261	162,610	32,920	38,728	40,987	49,975	236,832	224,550	130,850

Net interest income	251,532	65,941	60,981	60,391	64,219	246,597	65,013	62,758	60,326	58,500	240,129	251,859	235,850
Loan loss provision	215,672	93,000	38,000	36,262	48,410	70,254	42,385	13,029	5,780	9,060	7,233	10,229	8,930
Service charges on deposit accounts	38,754	9,977	10,046	9,687	9,044	44,987	11,206	11,974	11,385	10,422	45,015	40,036	30,199
Trust and investment management fees	14,059	3,704	3,555	3,471	3,329	15,130	3,420	3,818	3,945	3,947	15,701	14,269	12,593
Other service charges, commissions, and fees	16,529	4,280	4,222	4,021	4,006	18,846	4,554	4,834	4,456	5,002	22,183	20,135	17,572
Card-based fees	15,826	4,000	4,023	4,048	3,755	16,143	3,868	4,141	4,236	3,898	15,925	13,777	10,207

Subtotal, total fee-based revenue	85,168	21,961	21,846	21,227	20,134	95,106	23,048	24,767	24,022	23,269	98,824	88,217	70,571
Bank owned life insurance income	2,263	281	282	1,159	541	(2,369)	(8,858)	1,882	2,145	2,462	8,033	7,616	5,163
Security (losses) gains, net	2,110	(5,772)	(6,975)	6,635	8,222	(35,611)	(34,215)	(1,746)	(4,618)	4,968	(50,801)	4,269	(3,315)
Gain on FDIC-assisted transaction	13,071	13,071	—	—	—	—	—	—	—	—	—	—	—
Gains on early extinguishment of debt	15,258	1,267	13,991	—	—	—	—	—	—	—	—	—	—
Other income	5,132	939	1,946	2,373	(126)	(3,119)	(2,104)	(1,209)	874	(680)	4,197	3,181	2,193

Total noninterest income	123,002	31,747	31,090	31,394	28,771	54,007	(22,129)	23,694	22,423	30,019	60,253	103,283	74,612
Salaries and employee benefits	106,548	27,592	27,416	28,229	23,311	99,910	20,356	26,996	26,368	26,190	111,598	106,201	95,179
Occupancy and equipment expense	31,724	7,661	7,837	7,389	8,837	33,334	8,421	8,216	7,979	8,718	32,594	30,380	25,173
FDIC insurance	13,673	2,720	2,558	6,034	2,361	1,065	301	261	251	252	747	763	699
Other real estate expense, net	23,459	15,693	3,461	3,301	1,004	3,409	1,289	637	1,165	318	972	843	931
Other intangibles amortization	3,929	994	979	978	978	4,378	1,095	1,094	1,095	1,094	4,423	4,039	2,130
Acquisition and restructure charges	—	—	—	—	—	—	—	—	—	—	36	1,753	—
Other expenses	55,455	15,861	14,389	13,302	11,903	52,209	15,119	11,232	13,087	12,771	48,767	48,636	41,591

Total noninterest expense	234,788	70,521	56,640	59,233	48,394	194,305	46,581	48,436	49,945	49,343	199,137	192,615	165,703
Pre-tax earnings	(75,926)	(65,833)	(2,569)	(3,710)	(3,814)	36,045	(46,082)	24,987	27,024	30,116	94,012	152,298	135,829
Income taxes	(50,176)	(28,342)	(5,920)	(6,373)	(9,541)	(13,291)	(19,192)	796	27	5,078	13,853	35,052	34,452

Net income	$(25,750)	$(37,491)	$3,351	$2,663	$5,727	$49,336	$(26,890)	$24,191	$26,997	$25,038	$80,159	$117,246	$101,377

Net income applicable to common shares	$(35,551)	$(39,542)	$773	$63	$3,155	$48,482	$(27,568)	$24,149	$26,922	$24,979	$80,094	$117,189	$101,377
Basic earnings per common share	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$0.56	$0.52	$1.62	$2.39	$2.22
Diluted earnings per common share	$(0.71)	$(0.73)	$0.02	$0.00	$0.07	$1.00	$(0.57)	$0.50	$0.55	$0.51	$1.62	$2.37	$2.21
Weighted average shares outstanding	50,034	54,152	48,942	48,501	48,493	48,462	48,487	48,470	48,459	48,433	49,295	49,102	45,567
Weighted average diluted shares outstanding	50,034	54,152	48,942	48,501	48,493	48,515	48,508	48,499	48,519	48,537	49,586	49,463	45,893
Tax equivalent adjustment (1)	$19,658	$4,448	$4,691	$5,091	$5,428	$22,225	$5,496	$5,572	$5,603	$5,554	$20,906	$23,551	$16,080
Net interest income (FTE) (1)	$271,190	$70,389	$65,672	$65,482	$69,647	$268,822	$70,509	$68,330	$65,929	$64,054	$261,035	$275,410	$251,930
Common stock and related per common share data:
Book value	$13.66	$13.66	$14.43	$14.22	$14.61	$14.72	$14.72	$14.80	$14.90	$15.20	$14.94	$15.01	$11.99
Tangible book value	8.52	8.52	9.29	8.47	8.78	8.87	8.87	8.92	9.00	9.28	8.99	9.16	9.87
Dividends declared per share	0.040	0.010	0.010	0.010	0.010	1.155	0.225	0.310	0.310	0.310	1.195	1.120	1.015
Market price - period high	20.25	11.50	11.64	12.00	20.25	40.09	28.97	40.09	29.36	31.98	39.31	39.52	39.25
Market price - period low	5.94	9.09	6.19	5.94	5.96	13.56	13.65	13.56	18.65	24.38	29.67	32.62	31.25
Closing price at period end	$10.89	$10.89	$11.27	$7.31	$8.59	$19.97	$19.97	$24.24	$18.65	$27.77	$30.60	$38.68	$35.06
Closing price to book value	0.8	0.8	0.8	0.5	0.6	1.4	1.4	1.6	1.3	1.8	2.0	2.6	2.9
Period end shares outstanding	54,793	54,793	54,800	49,161	48,628	48,630	48,630	48,590	48,584	48,561	48,453	50,025	45,387
Period end treasury shares	12,176	12,176	12,169	12,165	12,698	12,696	12,696	12,736	12,742	12,765	12,873	11,301	11,540
Number of shares repurchased	—	—	—	—	—	5	—	—	1	4	1,767	23	857
Common dividends	$2,020	$492	$556	$486	$486	$56,206	$10,955	$15,088	$15,084	$15,079	$58,765	$56,033	$46,238
Preferred dividends	$9,650	$2,413	$2,412	$2,413	$2,412	$670	$670	$—	$—	$—	$—	$13,736	$—
Other Key Ratios/Data:
Return on average common equity (2)	-4.84%	-19.84%	0.43%	0.04%	1.78%	6.46%	-13.90%	13.07%	14.53%	13.72%	10.68%	16.86%	18.83%
Return on average assets (2)	-0.32%	-1.92%	0.17%	0.13%	0.28%	0.60%	-1.28%	1.16%	1.33%	1.25%	0.99%	1.42%	1.44%
Net interest margin (1)	3.72%	4.04%	3.66%	3.53%	3.67%	3.61%	3.71%	3.63%	3.58%	3.53%	3.58%	3.67%	3.87%
Yield on average earning assets (1)	4.96%	4.98%	4.88%	4.86%	5.12%	5.80%	5.43%	5.69%	5.81%	6.29%	6.82%	6.67%	5.87%
Cost of funds	1.50%	1.17%	1.48%	1.61%	1.73%	2.56%	2.03%	2.40%	2.61%	3.23%	3.82%	3.50%	2.37%
Efficiency ratio (1)	57.86%	58.48%	59.13%	61.45%	52.33%	53.49%	59.06%	50.30%	51.67%	54.02%	52.50%	50.53%	49.44%
Net noninterest expense ratio (2)	1.76%	2.42%	1.64%	1.69%	1.34%	1.27%	1.64%	1.11%	1.13%	1.21%	1.09%	1.13%	1.25%
Effective income tax rate	66.1%	43.1%	230.4%	171.8%	250.2%	-36.9%	41.6%	3.2%	0.1%	16.9%	14.7%	23.0%	25.4%
Full time equivalent employees - end of period	1,739	1,739	1,751	1,766	1,767	1,809	1,809	1,792	1,828	1,833	1,856	1,892	1,635
Number of bank offices	97	97	94	94	97	97	97	98	98	99	99	99	68
Number of automated teller machines	127	127	127	128	130	129	129	130	130	131	131	130	92

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Unaudited Financial Information

(Amounts in thousands, except per share data)

	2009					2008					2007	2006	2005
	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD	Dec. 31 /YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$908,836	$908,836	$947,040	$915,129	$921,904	$921,548	$921,548	$910,987	$897,482	$893,182	$861,841	$887,908	$604,112
Risk-Based Capital Data:
Preferred stock	$190,233	$190,233	$190,076	$189,921	$189,768	$189,617	$189,617	$—	$—	$—	$—	$—	$—
Common stock	670	670	670	613	613	613	613	613	613	613	613	613	569
Accumulated paid in capital	252,322	252,322	251,423	193,623	211,325	210,698	210,698	207,503	206,113	206,011	207,851	205,044	60,760
Retained earnings	810,626	810,626	851,178	850,950	851,339	837,390	837,390	875,947	866,844	854,931	844,972	823,787	762,575
Treasury stock	(293,664)	(293,664)	(293,551)	(293,572)	(311,963)	(311,997)	(311,997)	(313,347)	(313,587)	(314,295)	(317,734)	(263,142)	(271,552)
Trust preferred securities	84,730	84,730	10,680	6,081	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Minority interest	5	5	111	111	111	111	111	111	111	111	111	111	111
Unrealized loss on equity securities	—	—	—	(46)	(238)	(126)	(126)	(136)	(119)	(49)	(25)	—	(73)
Intangible assets	(281,479)	(281,479)	(281,614)	(282,592)	(283,570)	(284,548)	(284,548)	(285,643)	(286,737)	(287,141)	(288,235)	(292,658)	(95,997)

Tier 1 capital	$763,443	$763,443	$803,023	$784,008	$782,385	$766,758	$766,758	$610,048	$598,238	$585,181	$572,553	$598,755	$581,393
Tier 2 capital	129,572	129,572	149,073	179,709	182,844	182,675	182,675	169,727	166,018	164,690	161,708	162,266	56,393

Total capital	893,015	893,015	952,096	963,717	965,229	949,433	949,433	779,775	764,256	749,871	734,261	761,021	637,786
Risk-adjusted assets	$6,262,883	$6,262,883	$6,234,283	$6,335,010	$6,600,684	$6,609,359	$6,609,359	$6,475,903	$6,436,784	$6,448,210	$6,340,614	$6,259,983	$5,424,063
Tangible common equity	467,042	467,042	508,965	416,461	427,042	431,401	431,401	433,266	437,297	450,786	435,740	458,356	448,071
Tangible common equity excluding OCI	485,708	485,708	525,182	465,943	464,512	449,443	449,443	485,073	473,246	460,119	447,467	473,644	456,355
Adjusted average assets	7,496,478	7,496,478	7,636,913	7,945,014	8,151,469	8,146,655	8,146,655	8,040,248	7,912,959	7,796,065	7,671,104	8,207,822	7,125,911
Tier 1 capital / risk-based assets	12.19%	12.19%	12.88%	12.38%	11.85%	11.60%	11.60%	9.42%	9.29%	9.08%	9.03%	9.56%	10.72%
Tier 1 common capital / risk-based assets	7.76%	7.76%	8.43%	7.36%	7.04%	6.79%	6.79%	7.49%	7.35%	7.14%	7.06%	7.57%	8.41%
Total capital / risk-based assets	14.26%	14.26%	15.27%	15.21%	14.62%	14.36%	14.36%	12.04%	11.87%	11.63%	11.58%	12.16%	11.76%
Leverage ratio	10.18%	10.18%	10.52%	9.87%	9.60%	9.41%	9.41%	7.59%	7.56%	7.51%	7.46%	7.29%	8.16%
Tangible common equity ratio	6.29%	6.29%	6.88%	5.56%	5.36%	5.23%	5.23%	5.44%	5.45%	5.62%	5.58%	5.62%	6.30%
Tangible common equity ratio, excluding OCI	6.54%	6.54%	7.10%	6.23%	5.83%	5.45%	5.45%	6.09%	5.90%	5.73%	5.73%	5.81%	6.41%
Tangible common equity / risk-based assets	7.46%	7.46%	8.16%	6.57%	6.47%	6.53%	6.53%	6.69%	6.79%	6.99%	6.87%	7.32%	8.26%

First Midwest Bancorp, Inc.

Selected Unaudited Financial Information

(Amounts in thousands, except per share data)

	2009					2008					2007	2006	2005
	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD	Dec. 31 /YTD
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$28,193	$28,193	$45,134	$41,542	$33,245	$15,586	$15,586	$13,961	$5,222	$6,770	$9,128	$8,803	$9,092
Agricultural	2,673	2,673	2,384	452	12	12	12	12	12	12	362	18	—
Real estate-office, retail, and industrial	21,396	21,396	15,738	13,058	12,769	2,533	2,533	1,195	1,125	730	552	—	155
Real estate-residential construction	112,798	112,798	138,593	143,231	107,766	97,060	97,060	28,335	11,664	4,081	107	720	559
Real estate-multifamily	12,486	12,486	15,910	10,632	6,989	1,387	1,387	2,827	3,016	1,361	3,480	1,918	—
Real estate-other commercial	53,221	53,221	25,818	21,262	16,013	6,914	6,914	1,833	873	243	1,439	1,245	216
Real estate-1-4 family	5,819	5,819	4,975	1,034	1,756	857	857	795	671	909	583	1,413	548
Consumer	7,629	7,629	8,253	6,042	4,991	3,419	3,419	4,359	2,653	2,967	2,796	2,092	1,420

Total non-accrual loans	244,215	244,215	256,805	237,253	183,541	127,768	127,768	53,317	25,236	17,073	18,447	16,209	11,990
Loans past due 90 days and still accruing	4,079	4,079	5,960	26,071	73,929	36,999	36,999	37,316	37,510	33,479	21,149	12,810	8,958

Total non-accrual plus 90 days past dues	248,294	248,294	262,765	263,324	257,470	164,767	164,767	90,633	62,746	50,552	39,596	29,019	20,948
Restructured, accruing loans	30,553	30,553	26,718	18,877	1,063	7,344	7,344	3,731	2,061	1,942	7,391	—	—

Total non-performing loans	278,847	278,847	289,483	282,201	258,533	172,111	172,111	94,364	64,807	52,494	46,987	29,019	20,948
Other real estate owned	57,137	57,137	57,945	50,640	38,984	24,368	24,368	23,697	7,042	8,607	6,053	2,727	2,878
Loans past due 30-89 days and still accruing	37,912	37,912	44,346	38,128	54,311	116,206	116,206	104,769	185,186	116,431	100,820	88,568	50,414
Reserve for loan losses (RLL):
RLL	$144,808	$144,808	$134,269	$127,528	$116,001	$93,869	$93,869	$69,811	$66,104	$64,780	$61,800	$62,370	$56,393
Loan loss provision	215,672	93,000	38,000	36,262	48,410	70,254	42,385	13,029	5,780	9,060	7,233	10,229	8,930
Net charge-offs by category:
Commercial	55,004	23,320	12,585	7,006	12,093	13,026	5,601	1,899	2,338	3,188	4,925	5,792	4,193
Agricultural	180	180	—	—	—	38	—	(4)	42	—	10	(9)	—
Real estate-office, retail, and industrial	7,856	3,265	3,496	217	878	732	699	2	31	—	—	—	543
Real estate-residential construction	62,642	38,315	5,181	8,427	10,719	15,780	9,227	5,856	138	559	231	—	—
Real estate-multifamily	3,483	2,325	29	1,086	43	1,796	164	(40)	830	842	490	1,050	—
Real estate-other commercial	21,517	11,851	6,400	3,197	69	1,248	397	62	116	673	(34)	344	624
Real estate-1-4 family	930	168	216	326	220	576	57	239	104	176	145	138	96
Consumer	13,121	3,037	3,352	4,476	2,256	4,989	2,182	1,308	857	642	2,036	2,872	3,799

Total net charge-offs	164,733	82,461	31,259	24,735	26,278	38,185	18,327	9,322	4,456	6,080	7,803	10,187	9,255
Asset Quality ratios:
Non-accrual loans / loans	4.69%	4.69%	4.84%	4.44%	3.41%	2.38%	2.38%	1.02%	0.49%	0.34%	0.37%	0.32%	0.28%
Non-accrual + 90-day past due loans / loans	4.77%	4.77%	4.95%	4.93%	4.78%	3.07%	3.07%	1.74%	1.21%	1.00%	0.80%	0.58%	0.49%
Non-performing loans / loans	5.36%	5.36%	5.46%	5.28%	4.80%	3.21%	3.21%	1.81%	1.25%	1.04%	0.95%	0.58%	0.49%
Non-accrual loans / total assets	3.17%	3.17%	3.34%	3.05%	2.22%	1.50%	1.50%	0.65%	0.30%	0.21%	0.23%	0.19%	0.17%
Loan loss ratios:
RLL / loans	2.78%	2.78%	2.53%	2.39%	2.15%	1.75%	1.75%	1.34%	1.28%	1.28%	1.25%	1.25%	1.31%
RLL / non-accrual loans	59.30%	59.30%	52.28%	53.75%	63.20%	73.47%	73.47%	130.94%	261.94%	379.43%	335.01%	384.79%	470.33%
RLL / non-accrual + 90-day past due loans	58.32%	58.32%	51.10%	48.43%	45.05%	56.97%	56.97%	77.03%	105.35%	128.15%	156.08%	214.93%	269.20%
RLL / non-performing loans	51.93%	51.93%	46.38%	45.19%	44.87%	54.54%	54.54%	73.98%	102.00%	123.40%	131.53%	214.93%	269.20%
Net charge-offs to average net loans	3.08%	6.17%	2.32%	1.85%	1.98%	0.74%	1.38%	0.71%	0.35%	0.49%	0.16%	0.21%	0.22%

Footnotes:

(1) Tax equivalent basis reflects federal and state tax benefits.

(2) Annualized based on the number of days outstanding for each period presented.